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Filed Pursuant to Rule 497(e)
1933 Act File No. 333-78275
1940 Act File No. 811-09303
The Internet Fund (WWWFX, KINAX, KINCX)
The Global Fund (WWWEX, KGLAX, KGLCX)
The Paradigm Fund (WWNPX, KNPAX, KNPCX, KNPYX)
The Small Cap Opportunities Fund (KSCOX, KSOAX, KSOCX, KSCYX)
The Market Opportunities Fund (KMKNX, KMKAX, KMKCX, KMKYX)
The Kinetics Spin-Off and Corporate Restructuring Fund (LSHAX, LSHCX, LSHUX,
LSHEX)
(each, a “Fund” and together, the “Funds”)
each, a series of Kinetics Mutual Funds, Inc. (the “Company”)
Supplement dated October 6, 2026
to the currently effective Prospectuses
and Statements of Additional Information (“SAIs”)
Effective immediately, the following sections of the Funds’ Prospectuses and SAIs have been revised to include updated information.
The following is added as (i) the final section under “Additional Information About the Risks of
Investing in Each of the Funds” in the Prospectuses for each of The Internet Fund, The Global
Fund, The Paradigm Fund, The Small Cap Opportunities Fund, and The Market Opportunities
Fund; (ii) the final section under “Additional Information About the Fund’s Investments” in the
Prospectus for The Kinetics Spin-Off and Corporate Restructuring Fund; and (iii) the final section under “Purchasing Shares” in the SAIs for all of the Funds:
ReFlow Liquidity Program
The Fund participates in the ReFlow Liquidity Program, which is designed to provide an alternative liquidity source for mutual funds. Pursuant to the program, ReFlow Fund,
LLC (“ReFlow”) provides participating mutual funds (including the Fund) with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. The Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s available cash to participating funds is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases or at the end of a maximum holding period determined by ReFlow (currently eight days), or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.
For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the
Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate. The
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Filed Pursuant to Rule 497(e)
1933 Act File No. 333-78275
1940 Act File No. 811-09303
actual fee rate that may be charged to the Fund may be higher than the minimum rate. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the
Fund and may request that such redemption be met in-kind. The Fund expects to satisfy such redemption requests in kind.
ReFlow purchases Fund shares at net asset value and will not be subject to the Fund’s investment minimum. In addition, the Fund has waived application of redemption fees with respect to redemptions of Fund shares by ReFlow. The Board has approved the Fund’s use of the ReFlow
Liquidity Program.
The following is added as the last sentence under “How to Purchase Shares – In General” in the
Prospectuses for the Funds:
The Fund has waived the initial minimum investment amounts for Fund shares purchased pursuant to the ReFlow Liquidity Program, as described in more detail above.
Please retain this supplement with your Prospectuses and SAIs.